AMERIANA


Ameriana Savings Bank, F.S.B.
            2118 Bundy Avenue
                   P.O. Box H
          New Castle, Indiana
                   47362-1048
    317-529-2230/317-462-1355




     Mr. Paul W. Prior
     Chairman of the Board
     Ameriana Savings Bank, F.S.B.
     2118 Bundy Avenue
     New Castle, IN  47362

     Dear Mr. Prior:

          This is to inform you that at a meeting held on April 24, 1989, the Stock-Options Committee voted to grant an option to purchase 2,500 shares of stock to Director Charles M. Drackett, Jr., subject to the following conditions:

                    Date of Grant:       April 24, 1989

                    Term of Grant:       10 years

                    Price:               $10.75 per share

                    Type of Grant:       Non-Incentive Options


          Please arrange to have the necessary documentation prepared to formalize this grant to Mr. Drackett.


                                         Respectfully,



                                         Donald C. Danielson


     DCD

                             STOCK OPTION AGREEMENT

                FOR NON-INCENTIVE STOCK OPTIONS PURSUANT TO THE

                             AMERIANA SAVINGS BANK
                      1987 STOCK OPTION AND INCENTIVE PLAN


     STOCK OPTION for a total of 2,500 shares of Common Stock, par value $1.00 per share, of Ameriana Savings Bank (the "Bank"), is hereby granted to Charles
M. Drackett, Jr. (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of, the 1987 Stock Option and Incentive Plan (the "Plan") adopted by the Bank which is incorporated by reference herein, receipt of which is hereby acknowledged.

     1. OPTION PRICE. The option price is $10.75 for each share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this option.

     2. EXERCISE OF OPTION. This Option shall be exercisable in accordance with provisions of Section 8 of the Plan as follows:

          (i)  Schedule of rights to exercise.

               (a)  All options may be exercised upon grant

               (b) Options must be exercised in minimum amounts of 100 shares (or remaining available shares, if less).

      Notwithstanding any provisions in this section, in no event shall this Option be exercisable prior to ratification of the Plan by the Bank's stockholders as required by Section 16 of the Plan.

     (ii) Method of exercise. This Option shall be exercisable by a written notice which shall:

          (a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Bank's counsel;

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person or persons to exercise the Option; and

          (d) be in writing and delivered in person or by certified mail to the Treasurer of the Bank.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (iii) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to his exercise of this Option, the Bank may require the person exercising this Option to make any representation and warranty to the Bank as may be required by any applicable law or regulation.

     3. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised only by the Optionee during his lifetime. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     4. TERM OF OPTION. This Option may not be exercised subsequent to April 13, 1999, and may be exercised during such term only in accordance with the Plan and the terms of this Option.


                                             AMERIANA SAVINGS BANK


                                             By: _______________________________
                                             Paul W. Prior
                                             President

Date of Grant:  April 24, 1989
(Seal)
                                             Attest: ___________________________
                                             Howard J. Pruim
                                             Senior Vice President-Treasurer

AMERIANA



Ameriana Savings Bank, F.S.B.
            2118 Bundy Avenue
                   P.O. Box H
          New Castle, Indiana
                   47362-1048
    317-529-2230/317-462-1355



          Mr. Paul W. Prior
          Chairman of the Board
          Ameriana Savings Bank, F.S.B.
          2118 Bundy Avenue
          New Castle, IN  47362

          Dear Mr. Prior:

               This is to inform you that at a meeting held on April 25, 1988, the Stock-Options Committee voted to grant an option to purchase 2,500 shares of stock to Director Michael E. Kent subject to the following conditions:

                    Date of Grant:       April 25, 1988

                    Term of Grant:       10 years

                    Price:               $10.00 per share

                    Type of Grant:       Non-Incentive Options


               Please arrange to have the necessary documentation prepared to formalize this grant to Mr. Kent.


                                       Respectfully,



                                       Donald C. Danielson


          DCD:dkl

                             STOCK OPTION AGREEMENT

                FOR NON-INCENTIVE STOCK OPTIONS PURSUANT TO THE

                             AMERIANA SAVINGS BANK
                      1987 STOCK OPTION AND INCENTIVE PLAN


     STOCK OPTION for a total of 2,500 shares of Common Stock, par value $1.00 per share, of Ameriana Savings Bank (the "Bank"), is hereby granted to Michael
E. Kent (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of, the 1987 Stock Option and Incentive Plan (the "Plan") adopted by the Bank which is incorporated by reference herein, receipt of which is hereby acknowledged.

     1. OPTION PRICE. The option price is $10.00 for each share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this option.

     2. EXERCISE OF OPTION. This Option shall be exercisable in accordance with provisions of Section 8 of the Plan as follows:

          (i)  Schedule of rights to exercise.

               (a)  All options may be exercised upon grant

               (b) Options must be exercised in minimum amounts of 100 shares (or remaining available shares, if less).

     Notwithstanding any provisions in this section, in no event shall this Option be exercisable prior to ratification of the Plan by the Bank's stockholders as required by Section 16 of the Plan.

     (ii) Method of exercise. This Option shall be exercisable by a written notice which shall:

          (a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Bank's counsel;

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person or persons to exercise the Option; and

          (d) be in writing and delivered in person or by certified mail to the Treasurer of the Bank.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (iii) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to his exercise of this Option, the Bank may require the person exercising this Option to make any representation and warranty to the Bank as may be required by any applicable law or regulation.

     3. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised only by the Optionee during his lifetime. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     4. TERM OF OPTION. This Option may not be exercised subsequent to April 24, 1998, and may be exercised during such term only in accordance with the Plan and the terms of this Option.


                                             AMERIANA SAVINGS BANK


                                             By: _______________________________
                                             Paul W. Prior
                                             President

Date of Grant:  April 25, 1988
(Seal)
                                             Attest: ___________________________
                                             Howard J. Pruim
                                             Senior Vice President-Treasurer

AMERIANA


Ameriana Savings Bank, F.S.B.
            2118 Bundy Avenue
                   P.O. Box H
          New Castle, Indiana
                   47362-1048
    317-529-2230/317-462-1355



                                                                   April 7, 1993



          Mr. Harry J. Bailey
          President
          Ameriana Bancorp
          2118 Bundy Avenue
          New Castle, IN  47362

          Dear Mr. Bailey:

               This is to inform you that at a Board meeting held on April 7, 1993, the Committee on Stock Options and Compensation voted to grant an option to purchase 2,500 shares of stock to Director Ronald R. Pritzke subject to the following conditions:

                    Date of Grant:       April 7, 1993

                    Term of Grant:       10 years

                    Price:               $20.75 per share (market value at
                                                           date of grant)

                    Type of Grant:       Non-Incentive

                    Vesting:             Immediate


               Please arrange to have the necessary documentation prepared to formalize this grant to Mr. Pritzke.


                                       Respectfully,



                                       Donald C. Danielson
                                       Chairman
        DCD

                             STOCK OPTION AGREEMENT

                FOR NON-INCENTIVE STOCK OPTIONS PURSUANT TO THE

                             AMERIANA SAVINGS BANK
                             1987 STOCK OPTION PLAN


     STOCK OPTION for a total of 2,500 shares of Common Stock, par value $1.00 per share, of Ameriana Bancorp (the "Company"), is hereby granted to Ronald R. Pritzke (the "Optionee") at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of, the Ameriana Bancorp 1987 Stock Option Plan (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options granted under Section 422 A of the Internal Revenue Code of 1986, as amended.

     1. OPTION PRICE. The option price is $20.75 for each share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this option.

     2. EXERCISE OF OPTION. This Option shall be exercisable in accordance with provisions of the Plan as follows:

          (i)  Schedule of rights to exercise.

               (a)  All options may be exercised upon grant

               (b) Options must be exercised in minimum amounts of 100 shares (or remaining available shares, if less).

     Notwithstanding any provisions in this section, in no event shall this Option be exercisable prior to ratification of the Plan by the Company's stockholders as required by the Plan.

     (ii) Method of exercise. This Option shall be exercisable by a written notice which shall:

          (a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

          (d) be in writing and delivered in person or by certified mail to the Treasurer of the Company.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (iii) Restrictions on Exercise. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     4. TERM OF OPTION. This Option may not be exercised subsequent to April ___, 2003, and may be exercised during such term only in accordance with the Plan and the terms of this Option.


                                             AMERIANA SAVINGS BANK


                                             By: _______________________________
                                             Harry J. Bailey
                                             President

Date of Grant:  April 7, 1993
(Seal)
                                             Attest: ___________________________
                                             Howard J. Pruim
                                             Senior Vice President
                                             Secretary/Treasurer

                                     Page 2